UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4688

                       Dreyfus Premier Value Equity Funds
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        October, 31


Date of reporting period:       April 30, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      International
      Opportunities Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                               International Opportunities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Opportunities Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Senior Portfolio Manager

How did Dreyfus Premier International Opportunities Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of -0.89% for Class A shares, -1.23% for Class B shares, -1.28% for Class C shares, -0.60% for Class R shares and 0.93% for Class T shares.(1) This compares with a 3.08% return for the fund's current benchmark, the Morgan Stanley Capital International All Country World ex United States Free Index, for the same period.(2) The fund' s previous benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a 1.81% return for the same period.(3) The change from the previous benchmark to the current one occurred on January 1, 2003.

We attribute the fund's and market's generally negative returns to an uncertain global economic environment that was adversely affected by escalating geopolitical tensions. The fund's returns underperformed that of its current and previous benchmarks, primarily because of its limited exposure to stocks within the telecommunications industry as well as its heavier emphasis on investments in Asia, which suffered during the reporting period due to the SARS outbreak

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in equity securities of companies located throughout the world, including emerging market countries. At least 80% of the fund' s assets will be invested in stocks. Beginning January 1, 2003, the fund normally can be expected to invest up to 35% of its total assets in the stocks of emerging market companies.

The fund's investment approach is value-oriented, research driven and risk adverse. In selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value; business health; and business momentum.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund employs strict risk control guidelines with respect to portfolio, country and sector diversification. Under normal market conditions:

* no single issue, at the time of purchase, will account for more than 2% of the portfolio or 5% of the outstanding common stock of the issuer;

* the fund will be invested in at least 12 to 15 countries and country weightings will deviate from the weightings of the fund's benchmark index only within specific percentage ranges established by the portfolio managers; and

* the weighting in any one sector will be no more than 10% of the weighting of that sector in the benchmark index; nor will any sector represent more than 25% of the portfolio.

What other factors influenced the fund's performance?

During the reporting period, a confluence of generally negative factors resulted in an uncertain and volatile investment environment for the global equity markets.

In addition, the fund' s performance relative to its current and previous benchmarks suffered during the reporting period because of its limited exposure to some of the indices' better-performing industry sectors. For example, the fund had limited representation to stocks within the telecommunications industry due to the concerns about the long-term earnings prospects of companies that had been hit particularly hard during the bear market. Three key companies within the telecommunications industry staged a rebound during the reporting period:
Vodaphone,  Deutsche  Telecom  and  France  Telecom.  However,  the fund was not
invested   in   any   of   these  stocks,  hurting  its  relative  performance.

Another factor negatively influencing the fund's performance was its relatively heavy emphasis on stocks in Asian markets, most notably in Japan, China, Singapore and Hong Kong. The SARS outbreak created negative investor sentiment
toward    these    countries.

On the other hand, the fund enjoyed solid returns from its investments in oil and electrical companies in Spain, several Brazilian banks and Mexican consumer discretionary stocks. The fund also produced relatively strong returns in France, primarily by investing in banks and avoiding semiconductor stocks; in Hungary, where we focused on generic pharmaceutical stocks; and in a wide array of stocks in India.

As for our sector allocation strategy, the fund's strongest returns stemmed from the energy, utilities and financials areas, while the weakest returns occurred in the materials, consumer staples and consumer discretionary industry sectors.


What is the fund's current strategy?

As mentioned in our report to shareholders six months ago, we revised the fund's investment strategy and benchmark index as of January 1, 2003. The most significant change is that up to 35% of the fund's total assets may be invested in stocks from the emerging markets, which we believe gives us greater flexibility to capture potential opportunities in those growing markets. Of course, the risks of investing in emerging markets are greater than those of investing in more established foreign companies.

At the same time, we continue to adhere to our longstanding diversification strategy, spreading risk among regions, sectors and individual securities that, in our view, are attractively priced and enjoy strong business fundamentals

As of the end of the reporting period, we are finding what we believe to be attractive investment opportunities in Asian stocks that have fallen sharply as a result of the SARS outbreak, including a bank in Hong Kong and a Chinese utility company that should benefit from industry liberation. In contrast, we have reduced the fund' s investments in Russian oil and Chinese aluminum
companies   by   locking   in  profits  after  their  stocks  had  appreciated.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

() INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES; POLITICAL, ECONOMIC AND SOCIAL INSTABILITY; A LACK OF COMPREHENSIVE COMPANY INFORMATION; DIFFERENT AUDITING AND LEGAL STANDARDS; AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX U.S. FREE INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO TRACK THE PERFORMANCE OF BOTH DEVELOPED AND EMERGING MARKET COUNTRIES, EXCLUDING THE UNITED STATES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)


COMMON STOCKS--82.1%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.4%

Australia and New Zealand Banking                                                                 6,105                   71,298

Santos                                                                                           18,900                   68,644

                                                                                                                         139,942

BELGIUM--2.0%

Dexia                                                                                             8,970                  102,974

Dexia (Strips)                                                                                    4,730  (a)                  53

Fortis                                                                                            6,550                  109,238

                                                                                                                         212,265

BRAZIL--1.3%

Banco Itau, ADR                                                                                    1,230                  40,959

Petroleo Brasileiro, ADR                                                                           2,750                  51,012

Telecomunicacoes Brasileiras, ADR                                                                  1,824                  47,388

                                                                                                                         139,359

CANADA--1.7%

Magna International, Cl. A                                                                         1,050                  61,562

Quebecor World                                                                                     6,650                 111,182

                                                                                                                         172,744

CHINA--.7%

PetroChina, Cl. H                                                                                129,500                  29,556

Shandong International Power Development, Cl. H                                                  196,000                  42,471

                                                                                                                          72,027

CROATIA--.3%

Pliva, GDR                                                                                        2,100  (b)              28,593

FINLAND--1.4%

Nokia, ADR                                                                                        4,359                   72,229

Sampo, Cl. A                                                                                      9,650                   70,114

                                                                                                                         142,343

FRANCE--6.5%

Air France                                                                                         1,920                  21,419

Assurances Generales de France                                                                     1,665                  55,257

Aventis                                                                                            2,350                 119,547

BNP Paribas                                                                                        1,050                  49,365

Compagnie Generale des Etablissements Michelin, Cl. B                                              1,836                  68,033

Pechiney, Cl. A                                                                                    2,825                  81,629

Schneider Electric                                                                                   940                  44,572


COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Thomson                                                                                           6,000  (a)              88,060

Total Fina Elf                                                                                      705                   92,596

Total Fina Elf, ADR                                                                                 784                   51,509

                                                                                                                         671,987

GERMANY--4.5%

Deutsche Bank                                                                                     1,100                   56,807

Deutsche Lufthansa                                                                                4,290  (a)              44,117

Deutsche Post                                                                                     7,120                   85,556

E.ON                                                                                              2,734                  129,883

KarstadtQuelle                                                                                    4,400                   74,513

Volkswagen                                                                                        2,190                   76,866

                                                                                                                         467,742

GREECE--.9%

Hellenic Telecommunications Organization                                                          8,240                   88,607

HONG KONG--1.9%

Bank of East Asia                                                                                30,195                   55,944

China Mobile (Hong Kong)                                                                         27,000                   54,179

MTR                                                                                              38,012                   40,940

Swire Pacific, Cl. A                                                                             12,500                   49,524

                                                                                                                         200,587

HUNGARY--.8%

Gedeon Richter                                                                                      575                   41,833

Magyar Tavkozlesi                                                                                10,300                   40,653

                                                                                                                          82,486

INDIA--1.4%

Hindalco Industries, GDR                                                                          3,200  (b)              40,928

Mahanagar Telephone Nigam, ADR                                                                   11,700                   45,630

Reliance Industries, GDR                                                                          4,800  (b)              55,200

                                                                                                                         141,758

INDONESIA--.8%

PT Gudang Garam                                                                                  42,500                   42,385

PT Indonesian Satellite                                                                          44,800                   44,937

                                                                                                                          87,322

IRELAND--1.1%

Bank of Ireland                                                                                   9,570                  117,136

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--3.0%

Banca Popolare di Bergamo-Credito Varesino                                                         3,190                   64,113

Eni                                                                                                4,605                   65,733

Finmeccanica                                                                                     136,760                   81,327

Sanpaolo IMI                                                                                       6,570                   54,272

Telecom Italia                                                                                     8,390                   41,358

                                                                                                                          306,803

JAPAN--15.5%

AIFUL                                                                                              1,250                   47,102

CANON                                                                                              3,000                  121,625

Credit Saison                                                                                      5,900                  111,410

Eisai                                                                                              3,800                   67,281

Fuji Heavy Industries                                                                              9,600                   34,479

HONDA MOTOR                                                                                        2,400                   79,738

KONAMI                                                                                             2,400                   31,653

Kao                                                                                                3,300                   60,371

LAWSON                                                                                             1,700                   52,334

MABUCHI MOTOR                                                                                      1,000                   74,943

MINEBEA                                                                                           16,500                   49,129

MURATA MANUFACTURING                                                                               1,400                   50,046

Matsumotokiyoshi                                                                                   1,800                   80,242

NIPPON TELEGRAPH AND TELEPHONE                                                                        13                   45,706

NISSAN MOTOR                                                                                       5,100                   39,251

Nippon Express                                                                                    20,000                   74,859

RINNAI                                                                                             2,800                   61,233

SFCG                                                                                                 690                   48,171

SKYLARK                                                                                            4,200                   45,218

Sekisui House                                                                                      3,000                   22,105

77 Bank                                                                                           14,000                   59,584

Shin-Etsu Chemical                                                                                 2,300                   69,064

Sumitomo Bakelite                                                                                 12,000                   42,594

TDK                                                                                                  900                   31,340

Takeda Chemical Industries                                                                         2,600                   95,567

Toyota Motor                                                                                       1,300                   29,523

Yamaha Motor                                                                                      10,000                   74,691

                                                                                                                        1,599,259


COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LUXEMBOURG--.7%

Arcelor                                                                                            6,100                   69,140

MALAYSIA--.6%

Malaysia International Shipping                                                                   14,000                   27,447

Sime Darby                                                                                        29,000                   38,158

                                                                                                                           65,605

MEXICO--1.4%

Coca-Cola Femsa, ADR                                                                               2,600                   55,250

Kimberly-Clark de Mexico, Cl. A                                                                   19,200                   47,290

Telefonos de Mexico, ADR                                                                           1,560                   47,128

                                                                                                                          149,668

NETHERLANDS--3.6%

ABN AMRO                                                                                           4,524                   76,562

Akzo Nobel                                                                                         3,930                   87,507

Hunter Douglas                                                                                     1,538                   45,042

Koninklijke (Royal) Philips Electronics, ADR                                                       3,650                   68,182

Vedior                                                                                             5,034                   33,256

Wolters Kluwer                                                                                     4,652                   60,684

                                                                                                                          371,233

NEW ZEALAND--.6%

Telecom Corporation of New Zealand                                                                23,696                   63,573

NORWAY--1.1%

Norsk Hydro                                                                                        1,250                   52,857

Statoil                                                                                            7,340                   58,196

                                                                                                                          111,053

POLAND--.4%

KGHM Polska Miedz                                                                                12,800  (a)              38,808

PORTUGAL--1.2%

EDP                                                                                              38,380                   69,500

Portugal Telecom                                                                                  7,527                   53,932

                                                                                                                         123,432

SINGAPORE--1.5%

Creative Technology                                                                               4,590                   29,234

DBS                                                                                              22,100                  108,370

MobileOne                                                                                        26,200                   18,607

                                                                                                                         156,211

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA--1.4%

Nampak                                                                                            26,600                   41,312

Nedcor                                                                                             3,500                   47,018

Tiger Brands                                                                                       5,900                   51,640

                                                                                                                          139,970

SOUTH KOREA--1.9%

Hyundai Motor                                                                                        900                   21,268

KT, ADR                                                                                            2,100                   42,504

Kookmin Bank, ADR                                                                                  1,750                   48,213

Korea Electric Power, ADR                                                                          5,360                   50,491

POSCO, ADR                                                                                         1,900                   39,045

                                                                                                                          201,521

SPAIN--2.1%

Endesa                                                                                             9,790                  139,089

Repsol YPF, ADR                                                                                    5,620                   81,771

                                                                                                                          220,860

SWEDEN--.8%

Autoliv                                                                                            1,465                   35,912

Investor, Cl. B                                                                                    7,260                   47,606

                                                                                                                           83,518

SWITZERLAND--4.9%

Clariant                                                                                           4,140                   46,289

Nestle                                                                                               510                  104,070

Novartis                                                                                           3,280                  129,506

Roche                                                                                              1,710                  108,909

UBS                                                                                                2,460                  116,827

                                                                                                                          505,601

TAIWAN--.5%

United Microelectronics, ADR                                                                     16,550  (a)              53,622

UNITED KINGDOM--14.2%

Allied Domecq                                                                                    22,820                  128,069

Anglo American                                                                                    3,800                   54,439

BAE SYSTEMS                                                                                      35,045                   71,163

BOC                                                                                               7,354                   92,773

Barclays                                                                                         17,314                  119,661

Bunzl                                                                                            11,192                   80,617

Cadbury Schweppes                                                                                20,648                  115,054


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Centrica                                                                                         22,500                   59,809

Debenhams                                                                                         9,200                   47,807

GKN                                                                                              29,650                   97,659

GlaxoSmithKline                                                                                   6,970                  139,750

Old Mutual                                                                                       25,200                   36,968

Rio Tinto                                                                                         4,453                   85,154

Sainsbury (J)                                                                                    30,947                  117,023

Scottish and Southern Energy                                                                      7,560                   77,724

Shell Transport & Trading                                                                        23,376                  140,066

                                                                                                                       1,463,736

TOTAL COMMON STOCKS
   (cost $9,015,541)                                                                                                   8,488,511
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--18.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.08%, 5/8/2003                                                                              200,000                  199,958

   1.08%, 5/22/2003                                                                           1,750,000                1,748,880

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,948,852)                                                                                                   1,948,838
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $10,964,393)                                                             101.0%               10,437,349

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.0%)                (102,274)

NET ASSETS                                                                                       100.0%               10,335,075

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $124,721 OR 1.2% OF NET ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  10,964,393  10,437,349

Cash                                                                    256,214

Cash denominated in foreign currencies                       73,261      81,960

Dividends receivable                                                     58,341

Receivable for shares of Beneficial Interest subscribed                  31,794

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                       917

Prepaid expenses                                                         38,427

Due from The Dreyfus Corporation and affiliates                           3,955

                                                                     10,908,957
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Beneficial Interest redeemed                      187,055

Payable for investment securities purchased                             340,961

Accrued expenses                                                         45,866

                                                                        573,882
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,335,075
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      12,140,962

Accumulated undistributed investment income--net                          6,043

Accumulated net realized gain (loss) on investments                  (1,294,726)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (517,204)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,335,075

NET ASSET VALUE PER SHARE


                                                    Class A            Class B            Class C          Class R        Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                     5,720,046         1,987,034          2,169,206          384,008           74,781

Shares Outstanding                                   617,705           221,540            241,883           41,147            8,007
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                        9.26              8.97               8.97             9.33            9.34


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $12,782 foreign taxes withheld at source)       100,595

Interest                                                                 3,512

TOTAL INCOME                                                           104,107

EXPENSES:

Management fee--Note 3(a)                                               41,956

Registration fees                                                       30,669

Shareholder servicing costs--Note 3(c)                                  26,683

Custodian fees                                                          26,682

Auditing fees                                                           15,120

Distribution fees--Note 3(b)                                            14,034

Prospectus and shareholders' reports                                     8,751

Trustees' fees and expenses--Note 3(d)                                   1,669

Legal fees                                                                 893

Loan commitment fees--Note 2                                                59

Miscellaneous                                                            8,987

TOTAL EXPENSES                                                         175,503

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (78,033)

NET EXPENSES                                                            97,470

INVESTMENT INCOME--NET                                                   6,637
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (539,933)

Net realized gain (loss) on forward currency exchange contracts          6,756

NET REALIZED GAIN (LOSS)                                              (533,177)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    442,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (90,732)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (84,095)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              6,637               24,091

Net realized gain (loss) on investments          (533,177)            (488,437)

Net unrealized appreciation
   (depreciation) on investments                  442,445             (119,868)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (84,095)            (584,214)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (59,889)                   --

Class B shares                                   (18,053)                   --

Class C shares                                   (20,906)                   --

Class R shares                                    (6,701)                   --

Class T shares                                      (369)                   --

TOTAL DIVIDENDS                                 (105,918)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,352,839           14,001,010

Class B shares                                  2,917,560            2,346,603

Class C shares                                  1,428,919            1,779,616

Class T shares                                    846,606               41,952

Dividends reinvested:

Class A shares                                     23,749                  --

Class B shares                                     13,802                  --

Class C shares                                      9,041                  --

Class R shares                                        323                  --

Class T shares                                        467                  --

Cost of shares redeemed:

Class A shares                                 (2,427,030)         (13,569,321)

Class B shares                                 (2,534,367)          (1,361,574)

Class C shares                                   (781,821)            (679,631)

Class R shares                                    (49,662)            (412,441)

Class T shares                                   (793,244)             (15,668)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,007,182            2,130,546

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,817,169            1,546,332
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             7,517,906            5,971,574

END OF PERIOD                                  10,335,075            7,517,906

Undistributed investment income--net                6,043              105,324


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       471,124            1,305,639

Shares issued for dividends reinvested              2,559                  --

Shares redeemed                                  (265,863)          (1,255,625)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     207,820               50,014
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       328,193              240,429

Shares issued for dividends reinvested              1,532                  --

Shares redeemed                                  (285,242)            (143,436)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,483               96,993
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       158,759              179,878

Shares issued for dividends reinvested              1,003                  --

Shares redeemed                                   (86,515)             (66,150)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      73,247              113,728
--------------------------------------------------------------------------------

CLASS R

Shares issued for dividends reinvested                 35                 --

Shares redeemed                                    (5,130)             (38,428)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,095)             (38,428)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        90,264                3,906

Shares issued for dividends reinvested                 50                  --

Shares redeemed                                   (84,583)              (1,713)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,731                2,193

(A) DURING THE PERIODS ENDED APRIL 30, 2003 AND OCTOBER 31, 2002, THERE WERE NO SHARES CONVERTED

  FROM CLASS B TO CLASS A.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended                     Year Ended October 31,
                                            April 30, 2003        ------------------------------------------------------------------
CLASS A SHARES                               (Unaudited)          2002          2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              9.47         10.35         12.96         13.98          11.32         12.50

Investment Operations:

Investment income--net                               .02(b)        .06(b)        .04(b)        .03(b)         .03(b)        .05

Net realized and unrealized
   gain (loss) on investments                       (.10)         (.94)        (1.63)         (.10)          2.75         (1.23)

Total from
   Investment Operations                            (.08)         (.88)        (1.59)         (.07)          2.78         (1.18)

Distributions:

Dividends from investment
   income--net                                      (.13)            --             --        (.04)          (.07)            --

Dividends from net realized
   gain on investments                                --             --        (1.02)         (.91)          (.05)            --

Total Distributions                                 (.13)            --        (1.02)         (.95)          (.12)            --

Net asset value, end of period                      9.26           9.47        10.35         12.96          13.98         11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 (.89)(d)      (8.50)      (13.57)         (.69)         24.75         (9.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .99(d)        2.00         2.00          2.00           2.00          1.19(d)

Ratio of net investment income
   to average net assets                             .24(d)         .52          .35           .24            .22           .39(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .93(d)        1.47         1.69          1.16           1.31           .92(d)

        Portfolio Turnover Rate                    27.29(d)       65.83        49.65         42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     5,720          3,882        3,724         4,121          4,110         3,213

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended                           Year Ended October 31,
                                            April 30, 2003          ----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          2002         2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              9.17          10.11        12.78         13.86          11.27         12.50

Investment Operations:

Investment (loss)--net                              (.01)(b)       (.03)(b)     (.05)(b)      (.07)(b)       (.08)(b)      (.01)

Net realized and unrealized
   gain (loss) on investments                       (.10)          (.91)       (1.60)         (.10)          2.74         (1.22)

Total from
   Investment Operations                            (.11)          (.94)       (1.65)         (.17)          2.66         (1.23)

Distributions:

Dividends from investment
   income--net                                      (.09)            --            --           --           (.02)           --

Dividends from net realized
   gain on investments                                --             --        (1.02)         (.91)          (.05)            --

Total Distributions                                 (.09)            --        (1.02)         (.91)          (.07)            --

Net asset value, end of period                      8.97           9.17        10.11         12.78          13.86         11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (1.23)(d)      (9.30)      (14.28)        (1.42)         23.70         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.36(d)        2.75         2.75          2.75           2.75          1.64(d)

Ratio of net investment
   (loss) to average net assets                     (.14)(d)       (.34)        (.45)         (.52)          (.60)         (.07)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .91(d)        1.49         1.72          1.14           1.27           .92(d)

Portfolio Turnover Rate                            27.29(d)       65.83        49.65         42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     1,987          1,624          809           799            960           483

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)





                                          Six Months Ended                             Year Ended October 31,
                                           April 30, 2003           ----------------------------------------------------------------
CLASS C SHARES                                 (Unaudited)          2002          2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              9.19         10.12         12.79         13.87          11.27         12.50

Investment Operations:

Investment (loss)--net                              (.01)(b)      (.04)(b)      (.05)(b)      (.06)(b)       (.07)(b)      (.01)

Net realized and unrealized
   gain (loss) on investments                       (.11)         (.89)        (1.60)         (.11)          2.74         (1.22)

Total from
   Investment Operations                            (.12)         (.93)        (1.65)         (.17)          2.67         (1.23)

Distributions:

Dividends from investment
   income--net                                      (.10)            --              --          --          (.02)          --

Dividends from net realized
   gain on investments                                --             --        (1.02)          (.91)         (.05)          --

Total Distributions                                 (.10)            --        (1.02)          (.91)         (.07)          --

Net asset value, end of period                      8.97          9.19         10.12          12.79         13.87          11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (1.28)(d)     (9.19)       (14.27)         (1.42)        23.77          (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.36(d)       2.75          2.75           2.75          2.75           1.64(d)

Ratio of net investment
   (loss) to average net assets                     (.12)(d)      (.43)         (.44)          (.47)         (.55)          (.06)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .92(d)       1.54          1.68           1.17          1.31            .92(d)

Portfolio Turnover Rate                            27.29(d)      65.83         49.65          42.16         41.73          17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     2,169         1,549          556             677           585           451

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                         Six Months Ended                              Year Ended October 31,
                                           April 30, 2003           ----------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          2002         2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              9.55         10.41          13.00         14.01          11.33         12.50

Investment Operations:

Investment income--net                               .03(b)        .08(b)         .07(b)        .07(b)         .08(b)        .06

Net realized and unrealized
   gain (loss) on investments                       (.09)         (.94)         (1.64)         (.10)          2.74         (1.23)

Total from
   Investment Operations                            (.06)         (.86)         (1.57)         (.03)          2.82         (1.17)

Distributions:

Dividends from investment
   income--net                                      (.16)            --            --          (.07)          (.09)          --

Dividends from net realized
   gain on investments                                --             --         (1.02)         (.91)          (.05)          --

Total Distributions                                 (.16)            --         (1.02)         (.98)          (.14)          --

Net asset value, end of period                      9.33          9.55          10.41         13.00          14.01         11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (.60)(c)     (8.26)        (13.36)         (.39)         25.12         (9.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .87(c)        1.75           1.75          1.75           1.75          1.04(c)

Ratio of net investment income
   to average net assets                           .31(c)          .73            .55           .48            .62           .53(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                         .90(c)         1.46           1.68          1.16           1.32           .92(c)

Portfolio Turnover Rate                          27.29(c)        65.83          49.65         42.16          41.73         17.71(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      384            442           881          1,147          1,116           453

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)




                                                            Six Months Ended                     Year Ended October 31,
                                                              April 30, 2003          ----------------------------------------------
CLASS T SHARES                                                  (Unaudited)        2002             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    9.39         10.29           12.91            13.06

Investment Operations:

Investment income (loss)--net                                            .04(b)       (.04)(b)         .00(b,c)         .05(b)

Net realized and unrealized gain
   (loss) on investments                                                 .05          (.86)          (1.60)            (.20)

Total from Investment Operations                                         .09          (.90)          (1.60)            (.15)

Distributions:

Dividends from investment income--net                                   (.14)            --              --              --

Dividends from net realized gain
   on investments                                                         --             --          (1.02)              --

Total Distributions                                                     (.14)            --          (1.02)              --

Net asset value, end of period                                          9.34           9.39          10.29             12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                      .93(e)       (8.75)        (13.70)            (1.15)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.11(e)        2.25           2.25              1.51(e)

Ratio of net investment income
   (loss) to average net assets                                          .31(e)        (.41)           .04               .35(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.30(e)        2.96           1.70               .85(e)

Portfolio Turnover Rate                                                27.29(e)       65.83          49.65             42.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     75             21              1                1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Opportunities Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund' s investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $569,958 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $153,123 of the carryover expires in fiscal 2009 and $416,835 expires in fiscal 2010.

During the period ended October 31, 2002, the fund did not pay distributions. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2002 through October 31, 2003, that, if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $78,033 during the period ended April 30, 2003.

During the period ended April 30, 2003, the Distributor retained $426 from commissions earned on sales of fund Class A shares and $1,759 and $964 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $6,868, $7,096 and $70, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $5,288, $2,289, $2,365 and $70, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $4,508 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2003, amounted to $3,625,296 and $2,168,623, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2003:



                                                        Foreign                                                       Unrealized
Forward Currency                                       Currency                                                     Appreciation
Exchange Contracts                                     Amounts           Cost ($)            Value ($)           (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Australian Dollars,
    expiring 5/2/2003                                    18,937           11,807             11,858                        51

British Pounds,
    expiring 5/2/2003                                    52,247           83,491             83,538                        47

Euro, expiring 5/2/2003                                 135,948          151,242            151,963                       721

Hong Kong Dollar,
    expiring 5/2/2003                                    57,608            7,387              7,386                        (1)

Swiss Francs,
    expiring 5/2/2003                                    33,078           24,313             24,412                        99

TOTAL                                                                                                                      917




At April 30, 2003, accumulated net unrealized depreciation on investments was $527,044, consisting of $518,065 gross unrealized appreciation and $1,045,109 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        International Opportunities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  173SA0403




      Dreyfus Premier
      Value Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            27   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Value Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/STEPHEN E. CANTER
Stephen E. Canter

Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A shares produced a total return of 3.01%, Class B shares produced a total return of 2.60% , Class C shares produced a total return of 2.56%, Class R shares produced a total return of 2.81% and Class T shares produced a total return of 2.02%.(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), which produced a total return of 5.25% for the same period.(2)

We attribute these results to economic and geopolitical uncertainties, which led to heightened levels of volatility for many stocks. Markets edged upward primarily due to brief, speculative rallies in November 2002 and April 2003. While the fund shared in these advances to a degree, the market's strongest moves occurred among relatively small companies that we believe have relatively weak fundamentals. Since the fund tends to avoid such stocks, the fund
underperformed    its    benchmark.

What is the fund's investment approach?

The fund seeks capital growth. To pursue this goal, it invests at least 80% of its assets in stocks. The fund focuses on larger, more-established companies that the fund's manager believes are "undervalued," but the fund can invest in companies of any size. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund expects to invest mainly in the stocks of U.S. issuers, but may invest up to 30% of its assets in foreign stocks.

In choosing stocks, the portfolio manager looks for value companies that provide opportunities for capital growth. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those

                                                                The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

We select stocks based on value, or how a stock is priced relative to its intrinsic worth; growth, in this case the sustainability or growth of earnings or cash flow; and financial profile, which measures the financial health of the company.

What other factors influenced the fund's performance?

Stock prices gyrated during the reporting period in response to uncertainties over the strength of U.S. economic growth, along with shifts in sentiment regarding the war in Iraq. The market enjoyed its sharpest gains in November 2002, when promising data led many investors to anticipate accelerating U.S. economic growth. The rally was concentrated in the beaten-down areas of technology and telecommunications, particularly among lower quality, more speculative stocks, which the fund generally avoided.

In addition, a handful of individual holdings in various other areas also undermined the fund's performance relative to its benchmark. For example, in the consumer discretionary area, the stock price of clothing retailer Jones Apparel Group declined when the company unexpectedly lost licensing rights to a major brand label. In the financial area, insurer AIG lost ground when the company assigned additional funds to litigation-related reserves, and JP Morgan Chase & Co. declined in response to loan losses. In each of these cases, we believed these companies remained fundamentally well-positioned to prosper over the long term. Accordingly, we took advantage of declining stock prices to increase the fund's holdings in these names.

On a more positive note, the fund achieved better than average returns in several areas as a result of our emphasis on stocks we believed were likely to
benefit   from   a   cyclical   upturn   in   business.  In  the  materials  an

processing area, the fund enjoyed strong performance from chemical producers, such as Dow Chemical that gained value as a result of rising commodity prices. We also enhanced performance by allocating relatively few assets to the traditionally defensive area of consumer staples, and to telecommunications companies, which continued to suffer from overcapacity and weak demand.

What is the fund's current strategy?

As of April 30, 2003, the fund holds a relatively small position in the utilities area, where we believe stocks are plagued by a combination of balance sheet, regulatory and commodity price concerns. We also hold a relatively few number of consumer discretionary stocks that appear overpriced to us and that we believe offer relatively little exposure to improving economic conditions. Instead, we have emphasized consumer discretionary and materials and processing stocks that we believe are well-positioned to benefit from a more robust economic recovery.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

() PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)




COMMON STOCKS--97.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--11.9%

Bank of America                                                                                  51,300                3,798,765

Bank of New York                                                                                 46,600                1,232,570

FleetBoston Financial                                                                            63,500                1,684,020

HSBC Holdings, ADR                                                                                7,074                  386,877

JPMorgan Chase & Co.                                                                             39,900                1,171,065

US Bancorp                                                                                       53,000                1,173,950

Washington Mutual                                                                                33,000                1,303,500

Wells Fargo                                                                                      59,800                2,885,948

                                                                                                                      13,636,695

CONSUMER DISCRETIONARY--14.7%

AOL Time Warner                                                                                  72,000  (a)             984,960

Best Buy                                                                                         18,000                  622,440

Carnival                                                                                         47,000                1,296,730

Clear Channel Communications                                                                     22,300  (a)             872,153

Comcast, Cl. A                                                                                   55,691  (a)           1,777,100

Disney (Walt)                                                                                    84,100                1,569,306

Hilton Hotels                                                                                    27,000                  359,640

Home Depot                                                                                       21,000                  590,730

Jones Apparel Group                                                                              32,700  (a)             932,604

Lamar Advertising                                                                                17,000  (a)             610,640

Liberty Media                                                                                   119,400  (a)           1,313,400

Liz Claiborne                                                                                    38,600                1,255,658

Magna International                                                                               6,000                  351,780

May Department Stores                                                                            25,800                  557,796

McDonald's                                                                                       60,500                1,034,550

Target                                                                                           41,300                1,381,072

Viacom, Cl. B                                                                                    32,800  (a)           1,423,848

                                                                                                                      16,934,407

CONSUMER STAPLES--3.5%

Altria Group                                                                                     20,800                  639,808

Dean Foods                                                                                       17,000  (a)             740,010

Dial                                                                                             11,000                  229,130

Kimberly-Clark                                                                                   12,400                  617,148

Kraft Foods                                                                                      14,500                  448,050

PepsiCo                                                                                          17,700                  766,056

UST                                                                                              18,700                  585,871

                                                                                                                       4,026,073


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--9.9%

Anadarko Petroleum                                                                               25,700                1,141,080

Devon Energy                                                                                     49,556                2,341,511

Exxon Mobil                                                                                     164,260                5,781,952

Schlumberger                                                                                     37,000                1,551,410

Transocean                                                                                       15,600  (a)             297,180

XTO Energy                                                                                       11,400                  222,300

                                                                                                                      11,335,433

FINANCIALS--24.6%

American Express                                                                                 69,500                2,631,270

American International Group                                                                     83,927                4,863,570

Bank One                                                                                         31,600                1,139,180

Banknorth Group                                                                                  26,000                  620,880

Citigroup                                                                                       133,301                5,232,064

Countrywide Financial                                                                            12,200                  824,720

E*TRADE Group                                                                                   146,000  (a)             803,000

Federal Home Loan Mortgage                                                                       28,100                1,626,990

Federal National Mortgage Association                                                            21,300                1,541,907

Goldman Sachs Group                                                                               5,000                  379,500

MBNA                                                                                             45,500                  859,950

Marsh & McLennan Cos.                                                                            19,000                  905,920

Morgan Stanley                                                                                   48,600                2,174,850

RenaissanceRe Holdings                                                                           26,000                1,151,540

SLM                                                                                               4,400                  492,800

Sovereign Bancorp                                                                                42,000                  648,900

St. Paul Cos.                                                                                    17,500                  600,950

Travelers Property Casualty, Cl. A                                                               97,197                1,577,507

Travelers Property Casualty, Cl. B                                                               11,678                  189,768

                                                                                                                      28,265,266

HEALTH CARE--4.7%

Anthem                                                                                            9,500  (a)             652,080

Bard (C.R.)                                                                                       9,000                  570,420

Bristol-Myers Squibb                                                                             22,000                  561,880

Merck & Co.                                                                                      39,200                2,280,656

WellPoint Health Networks                                                                         9,400  (a)             713,836

Wyeth                                                                                            15,000                  652,950

                                                                                                                       5,431,822

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--6.5%

CSX                                                                                              20,000                  639,600

Caterpillar                                                                                      17,000                  894,200

Deere & Co.                                                                                      13,000                  572,390

Emerson Electric                                                                                 18,100                  917,670

Manpower                                                                                         11,000                  361,680

Norfolk Southern                                                                                 25,400                  538,734

Northrop Grumman                                                                                  7,000                  615,650

Raytheon                                                                                         20,000                  598,600

Republic Services                                                                                28,000  (a)             600,880

Tyco International                                                                               35,000                  546,000

United Technologies                                                                              11,000                  679,910

Waste Management                                                                                 26,000                  564,720

                                                                                                                       7,530,034

INFORMATION TECHNOLOGY--6.7%

Accenture, Cl. A                                                                                 45,400  (a)             727,308

Computer Sciences                                                                                20,000  (a)             659,000

EMC                                                                                              74,000  (a)             672,660

Electronic Data Systems                                                                          34,000                  617,100

Flextronics International                                                                        93,000  (a)             813,750

Hewlett-Packard                                                                                  34,280                  558,764

International Business Machines                                                                  20,800                1,765,920

Motorola                                                                                         76,900                  608,279

Novellus Systems                                                                                 17,000  (a)             476,680

Oracle                                                                                           66,000  (a)             784,080

                                                                                                                       7,683,541

MATERIALS--7.5%

Alcoa                                                                                            28,300                  648,919

Boise Cascade                                                                                    38,200                  877,454

Dow Chemical                                                                                     72,750                2,374,560

duPont (EI) deNemours                                                                            22,100                  939,913

International Paper                                                                              42,100                1,505,075

PPG Industries                                                                                   13,000                  630,630

Praxair                                                                                          13,000                  755,040

Weyerhaeuser                                                                                     17,800                  882,702

                                                                                                                       8,614,293


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--5.3%

AT&T                                                                                             21,000                  358,050

BellSouth                                                                                        70,800                1,804,692

SBC Communications                                                                               94,996                2,219,107

Verizon Communications                                                                           46,000                1,719,480

                                                                                                                       6,101,329

UTILITES--2.4%

Consolidated Edison                                                                              21,000                  816,270

Exelon                                                                                           22,100                1,172,184

Progress Energy                                                                                  18,000                  752,040

                                                                                                                       2,740,494

TOTAL COMMON STOCKS

   (cost $107,945,716)                                                                                               112,299,387
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

1.12%, 5/1/2003                                                                                 150,000                  149,996

1.09%, 5/22/2003                                                                              1,079,000                1,078,313

1.13%, 6/26/2003                                                                                 80,000                   79,866

1.08%, 7/31/2003                                                                                743,000                  740,934

TOTAL SHORT-TERM INVESTMENTS
   (cost $2,049,143)                                                                                                   2,049,109
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $109,994,859)                                                              99.5%             114,348,496

CASH AND RECEIVABLES (NET)                                                                           .5%                 619,377

NET ASSETS                                                                                        100.0%             114,967,873

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           109,994,859   114,348,496

Cash                                                                        619

Receivable for investment securities sold                               675,033

Dividends receivable                                                    149,362

Receivable for shares of Beneficial Interest subscribed                   1,555

Prepaid expenses                                                         20,767

                                                                    115,195,832
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           116,147

Payable for shares of Beneficial Interest redeemed                       57,163

Accrued expenses and other liabilities                                   54,649

                                                                        227,959
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      114,967,873
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     121,159,268

Accumulated undistributed investment income--net                        389,275

Accumulated net realized gain (loss) on investments                 (10,934,307)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,353,637
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      114,967,873

NET ASSET VALUE PER SHARE


                                                    Class A             Class B             Class C         Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                  105,464,140           8,316,187           1,104,400          11,268          71,878

Shares Outstanding                                7,071,326             585,484             78,791          773.569           4,925
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                      14.91               14.20               14.02           14.57           14.59



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $306 foreign taxes withheld at source)        1,123,273

Interest                                                                23,284

TOTAL INCOME                                                         1,146,557

EXPENSES:

Management fee--Note 3(a)                                              420,849

Shareholder servicing costs--Note 3(c)                                 226,014

Distribution fees--Note 3(b)                                            34,996

Registration fees                                                       25,131

Professional fees                                                       14,977

Trustees' fees and expenses--Note 3(d)                                  14,337

Prospectus and shareholders' reports                                     6,696

Custodian fees--Note 3(c)                                                6,607

Loan commitment fees--Note 2                                               914

Interest expense--Note 2                                                    37

Miscellaneous                                                            2,073

TOTAL EXPENSES                                                         752,631

INVESTMENT INCOME--NET                                                 393,926
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (5,523,050)

  Short-sale transactions                                               38,847

Net realized gain (loss) on financial futures                          407,680

NET REALIZED GAIN (LOSS)                                            (5,076,523)

Net unrealized appreciation (depreciation) on investments
  [including ($280,082) net unrealized (depreciation) on financial
futures]                                                             7,914,103

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,837,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,231,506

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            393,926               869,425

Net realized gain (loss) on investments        (5,076,523)           (5,554,870)

Net unrealized appreciation
   (depreciation) on investments                7,914,103            (9,614,776)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,231,506           (14,300,221)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (860,419)             (980,302)

Class B shares                                         --                (1,309)

Class C shares                                       (880)                 (909)

Class R shares                                        (52)                   --

Class T shares                                        (61)                 (119)

Net realized gain on investments:

Class A shares                                         --            (6,080,937)

Class B shares                                         --              (519,444)

Class C shares                                         --               (60,155)

Class R shares                                         --                  (324)

Class T shares                                         --                (1,128)

TOTAL DIVIDENDS                                  (861,412)           (7,644,627)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,759,663             9,740,061

Class B shares                                    711,297             2,835,292

Class C shares                                     90,556               814,179

Class R shares                                      3,465                 1,555

Class T shares                                     48,069                27,230


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    788,483             6,531,192

Class B shares                                         --               377,170

Class C shares                                        414                38,619

Class R shares                                         52                   324

Class T shares                                         61                 1,247

Cost of shares redeemed:

Class A shares                                 (6,445,780)          (21,868,921)

Class B shares                                 (1,400,357)           (3,253,833)

Class C shares                                   (192,587)             (700,119)

Class R shares                                         (5)                   (5)

Class T shares                                    (19,592)                 (483)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (4,656,261)           (5,456,492)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,286,167)          (27,401,340)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           117,254,040           144,655,380

END OF PERIOD                                 114,967,873           117,254,040

Undistributed investment income--net              389,275               856,761

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       123,128               560,940

Shares issued for dividends reinvested             53,565               379,072

Shares redeemed                                  (454,084)           (1,302,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (277,391)             (362,320)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        51,823               176,724

Shares issued for dividends reinvested                 --                22,900

Shares redeemed                                  (102,056)             (208,899)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (50,233)               (9,275)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         6,643                50,899

Shares issued for dividends reinvested                 30                 2,372

Shares redeemed                                   (14,555)              (43,212)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (7,882)               10,059
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           247                    98

Shares issued for dividends reinvested                  4                    19

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         251                   117
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         3,323                 1,775

Shares issued for dividends reinvested                  4                    73

Shares redeemed                                    (1,445)                  (23)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,882                 1,825

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 27,031 CLASS B SHARES REPRESENTING $363,062 WERE AUTOMATICALLY CONVERTED TO 25,755 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 42,785 CLASS B SHARES REPRESENTING $700,082 WERE AUTOMATICALLY CONVERTED TO 40,794 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2003                                  Year Ended October 31,
                                                                --------------------------------------------------------------------
CLASS A SHARES                              (Unaudited)            2002          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           14.59            17.22         21.85           22.00          21.07         24.30

Investment Operations:

Investment income--net                             .06(a)           .12(a)        .13(a)          .10(a)         .11(a)        .13

Net realized and unrealized
   gain (loss) on investments                      .38            (1.83)        (3.08)           1.74           2.50           .23

Total from
   Investment Operations                           .44            (1.71)        (2.95)           1.84           2.61           .36

Distributions:

Dividends from investment
   income--net                                    (.12)            (.13)         (.11)           (.11)          (.11)         (.11)

Dividends from net realized
   gain on investments                              --             (.79)        (1.57)          (1.88)         (1.57)        (3.48)

Total Distributions                               (.12)            (.92)        (1.68)          (1.99)         (1.68)        (3.59)

Net asset value, end of period                   14.91            14.59         17.22           21.85          22.00         21.07
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .63(c)          1.28          1.20            1.20           1.18          1.19

Ratio of net investment income
   to average net assets                           .38(c)           .69           .66             .50            .51           .54

Portfolio Turnover Rate                          25.72(c)         57.49         91.91          150.24         141.85        159.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 105,464          107,217       132,810         164,534        171,526       178,593

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                          Six Months Ended
                                            April 30, 2003                                    Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                            (Unaudited)            2002             2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         13.84            16.40            20.93           21.21          20.41         23.70

Investment Operations:

Investment (loss)--net                          (.01)(a)         (.02)(a)         (.03)(a)        (.04)(a)       (.05)(a)      (.04)

Net realized and unrealized
   gain (loss) on investments                    .37            (1.75)           (2.93)           1.64           2.42           .23

Total from
   Investment Operations                         .36            (1.77)           (2.96)           1.60           2.37           .19

Distributions:

Dividends from investment
   income--net                                    --             (.00)(b)           --              --             --            --

Dividends from net realized
   gain on investments                            --             (.79)           (1.57)          (1.88)         (1.57)        (3.48)

Total Distributions                               --             (.79)           (1.57)          (1.88)         (1.57)        (3.48)

Net asset value, end of period                 14.20            13.84            16.40           20.93          21.21         20.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             2.60(d)        (11.48)          (15.02)           8.12          12.38           .75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           1.06(d)          2.10             2.02            1.99           1.94          1.95

Ratio of net investment (loss)
   to average net assets                        (.04)(d)         (.13)            (.16)           (.23)          (.25)         (.22)

Portfolio Turnover Rate                        25.72(d)         57.49            91.91          150.24         141.85        159.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 8,316            8,801           10,575          11,936         26,897        47,512

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                        Six Months Ended
                                        April 30, 2003                                   Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                         (Unaudited)            2002              2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      13.68            16.22             20.75          21.06          20.28         23.67

Investment Operations:

Investment (loss)--net                       (.01)(a)         (.02)(a)          (.04)(a)       (.11)(a)       (.06)(a)      (.05)

Net realized and unrealized
   gain (loss) on investments                 .36            (1.72)            (2.89)          1.68           2.41           .20

Total from
   Investment Operations                      .35            (1.74)            (2.93)          1.57           2.35           .15

Distributions:

Dividends from investment
   income--net                               (.01)            (.01)             (.03)            --             --          (.06)

Dividends from net realized
   gain on investments                         --             (.79)             (1.57)        (1.88)         (1.57)        (3.48)

Total Distributions                          (.01)            (.80)             (1.60)        (1.88)         (1.57)        (3.54)

Net asset value, end of period              14.02            13.68              16.22         20.75          21.06         20.28
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                          2.56(c)        (11.48)            (14.99)         8.02          12.25           .65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        1.08(c)          2.11               2.04          2.03           1.96          2.08

Ratio of net investment
   (loss) to average net assets              (.07)(c)         (.15)              (.20)         (.59)          (.29)         (.35)

Portfolio Turnover Rate                     25.72(c)         57.49              91.91        150.24         141.85        159.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              1,104            1,185              1,243           714            712           652

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                     Six Months Ended
                                       April 30, 2003                                   Year Ended October 31,
                                                          --------------------------------------------------------------------------
CLASS R SHARES                             (Unaudited)            2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          14.26            16.78          21.55          21.70          20.87         24.30

Investment Operations:

Investment income (loss)--net                     .01(a)           .07(a)        (.05)(a)        .05(a)         .06(a)        .21

Net realized and unrealized
   gain (loss) on investments                     .39            (1.80)         (3.01)          1.75           2.47          (.01)

Total from
   Investment Operations                          .40            (1.73)         (3.06)          1.80           2.53           .20

Distributions:

Dividends from investment
   income--net                                   (.09)              --           (.14)          (.07)          (.13)         (.15)

Dividends from net realized
   gain on investments                             --             (.79)          (1.57)        (1.88)         (1.57)        (3.48)

Total Distributions                              (.09)            (.79)          (1.71)        (1.95)         (1.70)        (3.63)

Net asset value, end of period                  14.57            14.26           16.78         21.55          21.70         20.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 2.81(b)        (10.97)         (15.15)         8.97          12.99           .77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .91(b)          1.56            2.13          1.37           1.40          1.00

Ratio of net investment income
   (loss) to average net assets                   .10(b)           .41            (.27)          .26            .29           .51

Portfolio Turnover Rate                         25.72(b)         57.49           91.91        150.24         141.85        159.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     11                7               7             6              8             6

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended
                                                              April 30, 2003                       Year Ended October 31,
                                                                                     -----------------------------------------------
CLASS T SHARES                                                    (Unaudited)            2002             2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   14.32            17.05            21.77             19.15

Investment Operations:

Investment (loss)--net                                                  (.08)(b)         (.07)(b)         (.02)(b)          (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                 .37            (1.79)           (3.08)             2.64

Total from Investment Operations                                         .29            (1.86)           (3.10)             2.62

Distributions:

Dividends from investment income--net                                   (.02)            (.08)            (.05)               --

Dividends from net realized gain
   on investments                                                         --             (.79)           (1.57)               --

Total Distributions                                                     (.02)            (.87)           (1.62)               --

Net asset value, end of period                                         14.59            14.32            17.05             21.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                     2.02(d)        (11.69)          (15.08)            13.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.53(d)          2.38             1.92              1.17(d)

Ratio of net investment
   (loss) to average net assets                                         (.53)(d)         (.41)            (.11)             (.09)(d)

Portfolio Turnover Rate                                                25.72(d)         57.49            91.91            150.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     72               44              21                  1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $60 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $5,489,687 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $2,299,913 and long-term capital gain $5,344,714. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003 was approximately $4,400, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $9,010 from commissions earned on sales of fund Class A shares and $9,658 and $36 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $30,672, $4,245 and $79, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their
average   daily   net   assets  for  the  provision  of  certain  ser  The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $128,554, $10,224, $1,415 and $79, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $52,218 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $6,607 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(E) During the period ended April 30, 2003, the fund incurred total brokerage commissions of $112,678, of which $168 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        28,150,464           28,927,010

Short sale transactions                     476,449              515,296

     TOTAL                               28,626,913           29,442,306

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received
or    made    to    reflect     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2003, there was no financial futures contracts outstanding.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$4,353,637,   consisting   of  $13,597,461  gross  unrealized  appreciation  and
$9,243,824 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                       Shares
                                                                    --------------------------------------------

                                                                         For              Against                      Abstained
                                                           -------------------------------------------------------------------------
To approve changes to certain of the
   fundamental policies and investment
   restrictions to permit investment in
   other investment companies                                      3,489,652                   398,803                    238,128

                                                                                                     The Fund



NOTES

                   For More Information

                        Dreyfus Premier
                        Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  037SA0403






ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER VALUE EQUITY FUNDS

By:   /s/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.